Balanced Fund,
Treasury Inflation Protected Securities Fund
 Global Real Estate Fund
A Class

Supplement Dated September 15, 2010
To the Prospectus dated May 17, 2010
as Supplemented July 29, 2010

The American Beacon Balanced Fund and the American Beacon Global Real Estate Fund now pay dividends quarterly.  Therefore, in the “Distributions and Taxes” section on page 84 of the Prospectus, the following rows in the table after the first paragraph are hereby changed to:

Fund	Dividends Paid
Balanced	Quarterly
Treasury Inflation Protected Securities	Semi-Annually
Global Real Estate	Quarterly

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE